UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 30, 2012

GREEKTOWN SUPERHOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-53921	27-2216916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

555 East Lafayette, Detroit, Michigan 48226
(Address of Principal Executive Offices) (Zip Code)

(313) 223-2999
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On December 30, 2012, the Board of Directors (the “Board”) of Greektown Superholdings, Inc. (the “Company”) authorized and declared a dividend distribution of one right (a “Right”) for (A)(i) each share of Series A-1 Common Stock, par value $0.01 per share (the “Series A-1 Common Stock”), (ii) each share of Series A-2 Common Stock, par value $0.01 per share (the “Series A-2 Common Stock” and, together with the Series A-1 Common Stock, the “Company Common Stock”), (iii) each share of Series A-1 Preferred Stock, par value $0.01 per share (the “Series A-1 Preferred Stock”), and (iv) each share of Series A-2 Preferred Stock, par value $0.01 per share (the “Series A-2 Preferred Stock” and, together with the Series A-1 Preferred Stock, the “Company Preferred Stock” and together with the Company Common Stock, the “Company Voting Stock”), in each case, of the Company outstanding at the close of business on January 15, 2013 (the “Record Date”) and (B) for each share of Company Preferred Stock issuable upon exercise of any warrants to purchase capital Company Preferred Stock and for each share of Company Preferred Stock that has been accrued as a dividend upon Company Preferred Stock. The distribution/payment date of the Rights dividend will be January 24, 2013, but such distribution/payment date may be delayed or suspended if required by the Michigan Gaming Control Board.  The Company believes that the distribution/payment of the Rights dividend does not contravene any Michigan Gaming Control Board order or any regulation, but has requested guidance from the staff of the Michigan Gaming Control Board. Each Right entitles the registered holder to purchase from the Company three-quarters (0.75) of a share of Series A-1 Common Stock at a price initially equal to the then current market price for three-quarters (0.75) of a share Series A-1 Common Stock, subject to adjustment (the “Purchase Price”).  The complete terms of the Rights are set forth in a Rights Agreement (the “Rights Agreement”) dated December 31, 2012, between the Company and Continental Stock Transfer & Trust Company.

The Rights Agreement is intended to protect the Company and its stockholders from efforts to obtain control of the Company that the Board of Directors determines are not in the best interests of the Company and its stockholders, and to enable all stockholders to realize the long-term value of their investment in the Company.  In general terms, it works by imposing a significant penalty upon any person or group that acquires 25% or more of the Company Voting Stock without approval of the Board or without entering a Minority Shareholder Protection Agreement (described below).  As a result, the overall effect of the Rights Agreement and the issuance of the Rights may be to render more difficult or discourage a merger, tender or exchange offer or other business combination involving the Company that is not approved by the Board.  However, neither the Rights Agreement nor the Rights should interfere with any merger, tender or exchange offer or other business combination approved by the Board.

The following is a summary of the terms of the Rights Agreement and the Minority Shareholder Protection Agreement attached as an Exhibit to the Rights Agreement.  The summary does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, including the attached Minority Shareholder Protection Agreement, a copy of which is attached as Exhibit 4.1 and incorporated herein by reference.

Distribution and Transfer of Rights; Rights Certificates

The Board has declared a dividend of one Right for (i) each outstanding share of Company Voting Stock, (ii) each share of Company Preferred Stock issuable upon exercise of any warrants to purchase capital Company Preferred Stock and (iii) each share of Company Preferred Stock that has been accrued as a dividend upon Company Preferred Stock.  Prior to the Distribution Date referred to below:

•
the Rights will be evidenced by and trade with the certificates for the Company Voting Stock shares (or, with respect to any uncertificated Company Voting Stock shares registered in book entry form, by notation in book entry), together with a copy of this Summary of Rights, and no separate rights certificates will be distributed;

•
new Company Voting Stock share certificates issued after the Record Date will contain a legend incorporating the Rights Agreement by reference (for uncertificated Company Voting Stock shares registered in book entry form, this legend will be contained in a notation in book entry); and

•
the surrender for transfer of any certificates for Company Voting Stock shares (or the surrender for transfer of any uncertificated Company Voting Stock shares registered in book entry form) will also constitute the transfer of the Rights associated with such Company Voting Stock shares.

Rights will accompany any new Company Voting Stock shares that are issued after the Record Date.

Distribution Date

Subject to certain exceptions specified in the Rights Agreement, the Rights will become exercisable upon the earlier of (i) the close of business on the tenth (10th) calendar day after the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed or amended pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has acquired 25% or more of the Company Voting Stock then outstanding, or (ii) the close of business on the tenth (10th) calendar day (or such later date as the Board shall determine) after the date that a tender or exchange offer by any person or group (other than the Company, any subsidiary of the Company, any employee benefit and/or savings plan of the Company or of any subsidiary of the Company, or any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent, if upon consummation thereof, such person or group would own 25% or more of the Company Voting Stock then outstanding.

The date on which the Rights become exercisable is referred to as the “Distribution Date.”

After the Distribution Date, the Company will mail Rights certificates to the holders of the Company Voting Stock as of the close of business on the Distribution Date and the Rights will become transferable apart from the Company Voting Stock shares. Thereafter, such Rights certificates alone will represent the Rights.

A person that would otherwise become an Acquiring Person, can avoid triggering the Distribution Date by signing the Minority Shareholder Protection Agreement that is attached as an Exhibit to the Rights Agreement.  Existing shareholders that hold more than the 25% threshold may avoid triggering the exercisability of the Rights by complying with the covenants in the Minority Shareholder Protection Agreement.

Minority Shareholder Protection Agreement

The Minority Shareholder Protection Agreement provides that the signing shareholder (1) is only entitled to nominate less than 50% of the Board and with respect to votes for directors other than their nominees for less than 50% of the Board the signing shareholder must cast its votes in the same proportion as the votes not controlled by the signing shareholder, (2) may not engage in transactions with the Company (including mergers and other transactions to extract value from its relationship with the Company) without approval of the majority of the members of the Board who are not nominated by the signing shareholder and approval of 2/3rds of the votes of shareholders other than the signing shareholder, and (3) will only be allowed to cast 29.9% of the total votes of the Company Voting Stock with respect to any matter other than the election of directors (votes above 29.9% controlled by the signing shareholder would be cast in the same proportion as the votes not controlled by the signing shareholder).  Additionally, the Minority Shareholder Protection Agreement provides for a standstill to prevent the acquisition of additional shares by the signing shareholder.

Shares of Series A-1 Common Stock Purchasable Upon Exercise of Rights

After the Distribution Date, each Right will entitle the holder to purchase, three-quarters (0.75) of a share of Series A-1 Common Stock for a purchase price of 100% of the current market value of three-quarters (0.75) of a share of Series A-1 Common Stock (the “Purchase Price”).

Flip-In Trigger

If a person or group of affiliated or associated persons (an “Acquiring Person”) obtains beneficial ownership of 25% or more of the Company Voting Stock, then each Right will entitle the holder thereof to purchase, for 50% of the then current Purchase Price, three-quarters (0.75) of a share of Series A-1 Common Stock (or, in certain circumstances, cash, property or other securities of the Company).  However, the Rights are not exercisable following the occurrence of the foregoing event until such time as the Rights are no longer redeemable by the Company, as further described below.

Following the occurrence of an event set forth in preceding paragraph, all Rights that are or, under certain circumstances specified in the Rights Agreement, were beneficially owned by an Acquiring Person or certain of its transferees will be null and void.

Flip-Over Trigger

If, after an Acquiring Person obtains beneficial ownership of 25% or more of the Voting Stock, (i) the Company engages in a share exchange with or consolidates with, or mergers with and into, any other entity, and the Company is not the surviving corporation of such share exchange, consolidation or merger, (ii) any entity engages in a share exchange with or consolidates with, or merges with or into, the Company, and the Company shall be the continuing or surviving corporation of such share exchange, consolidation or merger and, in connection with such share exchange, consolidation or merger, all or part of the outstanding shares of Company Voting Stock shall be changed into or exchanged for stock or other securities of any other entity or cash or any other property or (iii) the Company sells or transfers more than 50% of its assets, cash flow or earning power, then each Right (except for Rights that have previously been voided as set forth above) will entitle the holder thereof to purchase, at the then current Purchase Price, a number of shares of common stock of the entity engaging in the transaction obtained by dividing the then current Purchase Price for three-quarters of a share of Series A-1 Common Stock by 50% of the then-current market value of the common stock of the entity engaging in such transaction.

Redemption of the Rights

The Rights will be redeemable at the Board’s option for $0.00001 per Right (payable in cash, Common Shares or other consideration deemed appropriate by the Board) at any time on or prior to the earlier of the 10th calendar day (or such later date as may be determined by the Board) after the public announcement that an Acquiring Person has acquired beneficial ownership of 25% or more of the Company Voting Stock, or the close of business on the expiration date of the Rights.  Immediately upon the action of the Board ordering redemption, the Rights will terminate and the only right of the holders of the Rights will be to receive the $0.00001 redemption price. The redemption price will be adjusted if the Company undertakes a stock dividend, a stock split or a similar transaction.

Notwithstanding the setting of the Record Date and the payment date of the Rights dividend, no distribution of the Rights shall be made under the Rights Agreement if the approval of such distribution by the Michigan Gaming Control Board is required for such distribution, unless and until such approval is obtained.

Exchange Provision

The Company may, at its option, by action of a majority of the Board, at any time after an Acquiring Person obtains beneficial ownership of 25% or more of the Voting Stock, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of the Rights Agreement) for Series A-1 Common Stock at an exchange ratio of three-quarters (0.75) of one share of Series A-1 Common Stock, appropriately adjusted to reflect any transaction specified in the Rights Agreement occurring after the date hereof, per Right.  The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.

Expiration of the Rights

The Rights expire on the earliest of (i) 5:00 P.M., New York City time, on December 30, 2015, or such later date as may be established by the Board prior to the expiration of the Rights or (ii) the time at which the Rights are redeemed or exchanged as provided in the Rights Agreement.

Amendment of Terms of Rights Agreement and Rights

The terms of the Rights and the Rights Agreement may be amended in any respect without the consent of any holders of certificates representing shares of Company Voting Stock on or prior to the Distribution Date. Thereafter, the terms of the Rights and the Rights Agreement may be amended without the consent of the holders of Rights in order to cure any ambiguities, to shorten or lengthen any time period pursuant to the Rights Agreement or to make changes that do not adversely affect the interests of holders of the Rights.

Voting Rights; Other Stockholder Rights

The Rights will not have any voting rights. Until a Right is exercised, the holder thereof, as such, will have no separate rights as a stockholder of the Company.

Anti-Dilution Provisions

The Board may adjust the type of shares issuable upon exercise of the Rights to prevent dilution that may occur from a reclassification of the Company Voting Stock.

With certain exceptions, no adjustment in the Purchase Price will be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price.  Any adjustments which are not required to be made pursuant to the previous sentence shall be carried forward and taken into account in any subsequent adjustment.

Taxes

The distribution of Rights should not be taxable for federal income tax purposes. However, following an event that renders the Rights exercisable or upon redemption of the Rights, stockholders may recognize taxable income.

Item 3.03                      Material Modification to Rights of Security Holders.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03                      Amendments to Articles of Incorporation or Bylaws

On December 30, 2012, the Board amended the Company’s Bylaws.  The amendment was effective immediately and consists of changes to the following provisions:

(i) Article II, Section 3, which establishes that only the chairperson of the Board, the chief executive officer of the Company or a majority of the Board may call a special meeting of the Company’s stockholders and adds a requirement that the new Article II, Section 3 may not be amended by the Company’s stockholders without the affirmative vote of holders of at least 66.67% of the Company Voting Stock;

(ii) Article II, Section 10, which establishes an orderly process for fixing a record date for any action by written consent of the stockholders of the Company.  Any stockholder seeking to take action by written consent is required to provide written notice to the Secretary of the Company requesting the Board to fix a record date, and the Board must adopt a resolution fixing a record date for such purpose within 10 days after it receives notice.  The record date shall be no more than 10 days after the date of the Board resolution fixing the record date.  Finally, the new Article II, Section 10 may not be amended by the Company’s stockholders without the affirmative vote of holders of at least 66.67% of the Company Voting Stock;

(iii) Article III, Section 2, which establishes that the number of directors which constitutes the whole Board is to be determined from time to time by resolution of the Board, but shall in no event be less than seven directors; and

(iv) Article VIII, Section 1, which establishes that the Company’s Bylaws may only be adopted, amended or repealed, or new Bylaws may be adopted, only by a vote of the majority of the directors or by the affirmative vote of holders of at least 66.67% of the Company Voting Stock.

The foregoing description of the Company’s Bylaws is not complete and is qualified in its entirety by reference to the text of the Bylaws of the Company, as amended, a copy of which is attached as Exhibit 3.1 and incorporated herein by reference.

Item 8.01                      Other Events.

On December 31, 2012, the Company issued a press release announcing the adoption of the Rights Agreement and the declaration of the dividend of the Rights.  A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Bylaws of Greektown Superholdings, Inc., as amended.

4.1	Rights Agreement, dated as of December 31, 2012, by and between Greektown Superholdings, Inc. and Continental Stock Transfer & Trust Company.

99.1	Press Release of Greektown Superholdings, Inc., dated December 31, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 31, 2012

GREEKTOWN SUPERHOLDINGS, INC.

By:	/s/ Michael Puggi
Name: Michael Puggi
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

3.1	Bylaws of Greektown Superholdings, Inc., as amended.

4.1	Rights Agreement, dated as of December 31, 2012, by and between Greektown Superholdings, Inc. and Continental Stock Transfer & Trust Company.

99.1	Press Release of Greektown Superholdings, Inc., dated December 31, 2012